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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 31, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                       UNIVERSAL AMERICAN FINANCIAL CORP.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



              NEW YORK                       0-11321             11-2580136
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(State of incorporation organization)     (Commission        (I.R.S. Employer
                                           File Number)      Identification No.)


     SIX INTERNATIONAL DRIVE
            SUITE 190
          RYE BROOK, NY                                            10573
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(Address of principal executive offices)                         (zip code)






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Item 5.  Other Events.

        On December 31, 1998, Universal American Financial Corp. (the "Corporation") and PennCorp Financial Group, Inc., Pacific Life and Accident Insurance Company, Pennsylvania Life Insurance Company ("PennLife"), Southwestern Financial Corporation, Constitution Life Insurance Company and PennCorp Financial Services, Inc. ("PCFS") (collectively, "PFG") announced that they had entered into a purchase agreement (the "Purchase Agreement"), subject to the terms and conditions set forth therein, for the Corporation to acquire from PFG PennLife, PennCorp Financial, Inc., Peninsular Life Insurance Company, Constitution Life Insurance Company, PennCorp Life Insurance Company, Union Bankers Insurance Company, Marquette National Life Insurance Company and certain assets of PCFS for an aggregate purchase price of $175 million consisting of $136 million of cash and $39 million of subordinated notes.

        On December 31, 1998, the Corporation and Capital Z Financial Services Fund II, L.P. ("Capital Z") announced that they had entered into a Share Purchase Agreement, subject to the terms and conditions set forth therein, pursuant to which the Corporation agreed to sell to Capital Z 26,031,746 shares of common stock, par value $.01 per share, at a purchase price, subject to adjustment upon the occurrence of certain events, per share equal to $3.15, for an aggregate purchase price of $82,000,000. The Share Purchase Agreement provides that certain members of management of the Corporation and certain agents of the Corporation (collectively, the "Management Investors") may invest in the Corporation. Under such circumstances, Capital Z=s investment would be reduced by the aggregate number of shares and the aggregate purchase price paid by such Management Investors. Notwithstanding the investment by the Management Investors and subject to the Share Purchase Agreement, the aggregate number of shares to be purchased by Capital Z will be at least 19,841,270 for an aggregate purchase price of $62,500,000.

        Copies of the press release, the Purchase Agreement, the Share Purchase Agreement and the Voting Agreement (as defined below) are attached as Exhibits hereto and incorporated herein by reference.

Item 7. Exhibits.

               2.1 Purchase agreement by and among Universal American Financial Corp., PennCorp Financial Group, Inc., Pacific Life and Accident Insurance Company, Pennsylvania Life Insurance Company, Southwestern Financial Corporation, Constitution Life Insurance Company and PennCorp Financial Services, Inc. dated December 31, 1998.

               2.2 Share purchase agreement between Universal American Financial Corp. and Capital Z Financial Services Fund II, L.P. dated as of December 31, 1998.

               99.1 Voting agreement by and among Universal American Financial Corp., PennCorp Financial Group Inc., Capital Z. Financial Services Fund II, L.P., Richard A. Barasch, and certain persons listed on a schedule thereto dated as of December 31, 1998 (the "Voting Agreement").

               99.2 Press release of Universal American Financial Corp. dated December 31, 1998.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL AMERICAN FINANCIAL CORP.


                                    /s/  Richard A. Barasch
                                    ------------------------------------
                                    Name: Richard A. Barasch
                                    Title: President and Chief Executive Officer

Dated:  January 6, 1999